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                                                                  EXHIBIT 10.13


                  FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 7th day of November, 1997, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services") and NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services and Texas Drilling are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this First Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan facilities into one facility in a maximum amount of $90,000,000 (the Restated Credit Agreement is hereinafter referred to as the "Credit Agreement"); and
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         WHEREAS, the Borrower has requested that the Banks make an additional
$10,000,000 facility available to it and the Agent, the Co-Agent and the Banks are willing to make such additional advance available to the Borrower.

         NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                 (a) The definition of "Note" or "Notes" is hereby deleted in its entirety and the following inserted in lieu thereof:

                          "Note or Notes" shall mean collectively the Revolving
                 Notes and the Special Advance Notes."

                 (b) The definition of "Pro Rata" or "Pro Rata Part" is hereby deleted in its entirety and the following new definition inserted in lieu thereof:

                          "Pro Rata or Pro Rata Part" shall mean for each Bank,
                 (i) for all purposes where no Revolving Loan and/or Special Advance is outstanding, such Bank's Revolving Commitment Percentage and/or Special Advance Commitment Percentage, as the case may be, and (ii) otherwise, the proportion which the portion of the outstanding Revolving Loans and/or Special Advance Loans, as the case may be, owed to such Bank bears to the aggregate outstanding Revolving Loans and/or Special Advances, as the case may be, owed to all Banks at the time in question.

                 (c) By the addition of the following six new definitions thereto:

                          "First Amendment" shall mean the First Amendment to
                 Restated Credit Agreement dated as of November 7, 1997, executed by Borrower, Guarantor, Bank, Agent and the Co-Agent.

                          "Revolving Note or Revolving Notes" shall mean the
                 Revolving Notes substantially in the form of Exhibit "B" hereto issued or to be issued hereunder to each Bank, respectively, to evidence the indebtedness to such Bank arising by reason of the Advances on the Revolving Loans, together with all modifications, renewals and extensions thereof or any part thereof."





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                          "Special Advance" is used herein as defined in
                 Section 2(g) hereof";

                          "Special Advance Commitment Percentage" shall mean
                 for each Bank the percentages set forth below:

                          Bank One                 39.40%
                          Deutsche Bank            35.60%
                          Hibernia Bank            25.00%

                          "Special Advance Maturity Date" shall mean December
                 31, 1997;"

                          "Special Advance Note or Notes" shall mean the
                 Special Advance Notes substantially in the form of Exhibit "B-1" hereto issued or to be issued hereunder to each Bank, respectively, to evidence the indebtedness to such Bank arising by reason of the Special Advance, together with all modifications, renewals and extensions thereof or any part thereof."

         3. Section 2 of the Credit Agreement is hereby amended in the following respects:

                 (a) By the addition of the following new sentence to the end of Subsection (b) thereof as follows:

                          "The Special Advance shall be a one-time advance to
                 Borrower made at the date of the First Amendment."

                 (b) By the addition of a new Subsection (g) thereto as follows:

                          "(g)    Special Advance Facility.  On the terms and
                 conditions hereinafter set forth, each Bank agrees severally to make an Advance to Borrower in an amount equal to its Special Advance Commitment Percentage times $10,000,000 (the "Special Advance"). The Special Advance, once repaid, in whole or in part, may not be reborrowed. The Special Advance shall bear interest from time to time as set forth in Section 4 hereof. The election of the interest rate by Borrower made from time to time shall be made by Borrower subject to the applicable provisions of the Credit Agreement. Interest on the Special Advance shall be payable on each Interest Payment Date. All principal and accrued but unpaid interest on the Special Advance shall be due and payable on the Special Advance Maturity Date. A Facility Fee on the Special Advance equal to





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                 1/8 of 1% of the Special Advance shall be due and payable  on the execution of the First Amendment."

         4. Section 3 of the Credit Agreement is hereby amended in the following respects:

                 (a) By the addition of a new sentence following the end of the first sentence thereof:

                          "The Special Advance shall be evidenced by Notes in
                 the aggregate face amount of $10,000,000, in favor of each Bank in the amount of their Pro Rata Part and shall be in the form of Exhibit "B-1" hereto with appropriate insertions."

                 (b) By the deletion of Subsection (b) thereof in its entirety and the insertion of the following in lieu thereof:

                          "(b)    Issuance of Additional Notes - At the date of
                 the First Amendment there shall be three (3) Revolving Notes in the aggregate face amount of $90,000,000; one payable to Bank One in the face amount of $35,500,000, one payable to Deutsche in the face amount of $32,000,000 and one payable to Hibernia in the face amount of $22,500,000. At the date of the First Amendment, there shall also be outstanding three Special Advance Notes in the aggregate principal amount of $10,000,000, one payable to Bank One in the face amount of $3,940,000, one payable to Deutsche Bank in the face amount of $3,560,000 and one payable to Hibernia in the face amount of $2,500,000. From time to time new Notes may be issued to other Banks as such Banks become parties to this Agreement. Upon request from Agent, Borrower shall execute and deliver to Agent any such new or additional Notes. From time to time as new Notes are issued the Agent shall require each Bank to exchange its Notes for newly issued Notes to reflect the extent of each Bank's Revolving Commitments or Special Advance Commitments, as the case may be, hereunder."

         5. Section 8(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                          "(b)    Mandatory Prepayment.  Subject to the
                 provisions of Section 5(g) hereof, in the event (x) the Total Outstandings (other than any outstandings under the Special Advance Notes) ever exceed the Revolving Commitment or (y) the Total Outstandings ever exceed the sum of (i) the Revolving Commitment plus (ii) the Special Advance, the Borrower shall immediately prepay, without premium or penalty, the principal amount of





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                 the Notes in an amount at least equal to such excess plus
                 accrued but unpaid interest thereon to the date of such prepayment; such prepayment to be applied pro rata first to the outstanding principal balances due on the Revolving Notes until the same are paid in full and, thereafter, to the outstanding principal balances due on the Special Advance Notes."

         6. Section 13(i) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                          "(i)    In the event (a) the Total Outstandings
                 (other than outstandings under the Special Advance Notes) shall at any time exceed the Revolving Commitment or (b) the Total Outstandings shall at any time exceed the sum of (i) the Revolving Commitment plus (ii) the Special Advance, and Borrower shall fail to comply with the provisions of Section 8(b) hereof; or"

         7. The Collateral pledged to secure the Revolving Notes shall secure the Special Advance Notes on an equal or pari passu basis. Likewise, the Guaranty shall extend to and cover the Special Advance on an equal or pari passu basis with the Revolving Notes. The Continuing Guaranties of the Guarantors shall be replaced by the Unconditional Guaranties of the Guarantors in the form of Exhibit "A" hereto.

         8. The obligations of Banks under this First Amendment and the obligations of the Banks to make the Special Advance shall be subject to the satisfaction of the following conditions precedent:

                 (a)      Execution and Delivery.   The Borrower shall have
         executed and delivered this First Amendment, the new Notes in the form of Exhibit "B-1" hereto, the Security Instruments and other required documents, all in form and substance satisfactory to the Banks;

                 (b) Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this First Amendment and their Unconditional Guaranty in the form of Exhibit "A" hereto and other required documents, all in form and substance satisfactory to the Banks;

                 (c) Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;


                 (d) Good Standing and Existence. The Banks shall have received evidence of existence and good standing for Borrower and each of the Guarantors;


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                 (e)      Payment of Fees.  The Agent shall have received all
         fees due at the execution of this First Amendment;

                 (f) Representations and Warranties. The representations and warranties of Borrower under this First Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                 (g) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                 (h) Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

                 (i) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

         9. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         10. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.





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                 IN WITNESS WHEREOF, the parties have caused this First
         Amendment to Credit Agreement to be duly executed as of the date first above written.

                                           BORROWER:

                                           NEWPARK RESOURCES, INC.
                                           a Delaware corporation


                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------

                                           Title:
                                              -------------------------------

                                           GUARANTORS:

                                           CHEMICAL TECHNOLOGIES, INC.,
                                           EXCALIBAR MINERALS, INC., NEWPARK
                                           ENVIRONMENTAL SERVICES, INC.,
                                           MALLARD & MALLARD OF LA., INC.,
                                           NEWPARK HOLDINGS, INC., NEWPARK
                                           DRILLING FLUIDS, INC. AND SUPREME
                                           CONTRACTORS, Inc.

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------

                                           Title:
                                              -------------------------------



                                           NEWPARK ENVIRONMENTAL MANAGEMENT
                                           COMPANY, L.L.C., NEWPARK TEXAS,
                                           L.L.C., EXCALIBAR MINERALS OF
                                           LA.,L.L.C. AND SOLOCO L.L.C.



                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------

                                           Title:
                                              -------------------------------




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                                           BATSON-MILL, L.P., NEWPARK TEXAS
DRILLING,                                          FLUIDS L.P., NEWPARK
                                           ENVIRONMENTAL SERVICES OF TEXAS,
                                           L.P., NEWPARK SHIPHOLDING TEXAS,
                                           L.P., N.I.D., L.P. AND
                                           SOLOCO TEXAS, L.P.

                                           By:     Newpark Holdings, Inc., the
                                                   general partner of each

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------

                                           BANKS:

                                           BANK ONE, LOUISIANA,
                                           NATIONAL ASSOCIATION,
                                           a national banking association


                                           By:______________________________
                                              Rose M. Miller, Vice President

                                           DEUTSCHE BANK A.G., NEW YORK BRANCH
                                           AND/OR CAYMAN ISLANDS BRANCH

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------


                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------




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                                                   HIBERNIA NATIONAL BANK

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------

                                           Title:
                                              -------------------------------


                                           AGENT:

                                           BANK ONE, LOUISIANA,
                                           NATIONAL ASSOCIATION,
                                           a national banking association


                                           By:_______________________________
                                              Rose M. Miller, Vice President

                                           CO-AGENT:

                                           DEUTSCHE BANK A.G., NEW YORK BRANCH
                                           AND/OR CAYMAN ISLANDS BRANCH


                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------


                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------


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